UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐    Definitive Proxy Statement
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☐    Soliciting Material under §240.14a-12

Sonder Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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PRELIMINARY PROXY MATERIALS – SUBJECT TO CHANGE
DATED: MAY [●], 2025

SONDER HOLDINGS INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2025

May [●], 2025
Dear Stockholder:
Please join us for the special meeting of stockholders (including any postponements, adjournments, or continuations thereof, the “Special Meeting”) of Sonder Holdings Inc. (the “Company”) to be held on June 6, 2025 at 1:00 p.m., Eastern Time. The Special Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Special Meeting as well as vote and submit your questions during the live webcast of the Special Meeting by visiting www.virtualshareholdermeeting.com/SOND2025SM and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.
The Special Meeting is being held for the following purposes:
1.    Proposal No. 1 — To approve, for purposes of complying with Nasdaq Listing Rules 5635(b), (c), and (d), the issuance of shares of our common stock issuable upon conversion of the Preferred Shares and upon the exercise of the NPA Warrants (each as defined in the accompanying Proxy Statement) (“Proposal No. 1” or, the “Nasdaq Proposal”);
2.    Proposal No. 2 — To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of capital stock from 409,309,144 shares to 462,921,255 shares, consisting of (a) 212,921,255 shares of general common stock, including (i) 210,921,255 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “preferred stock”) (“Proposal No. 2” or, the “Share Increase Amendment Proposal”); and
3.    Proposal No. 3 — To consider and vote upon a proposal (“Proposal No. 3” or, the “Adjournment Proposal” and, together with the Nasdaq Proposal and the Share Increase Amendment Proposal, the “Proposals”) to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal or the Share Increase Amendment Proposal.
4.    To conduct any other business properly brought before the Special Meeting.
These items of business are more fully described in the Proxy Statement.
The record date for the Special Meeting is the close of business on Wednesday, April 9, 2025 (the “Record Date”). Only stockholders of record on the Record Date may vote at the Special Meeting.
In the event of a change in the time, date or location of the Special Meeting, we will make an announcement, issue a press release or post information on the Investor Relations section of our website at www.sonder.com to notify stockholders, as appropriate. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
The Special Meeting will be conducted virtually via live audio webcast. You will be able to attend the Special Meeting virtually by visiting www.virtualshareholdermeeting.com/SOND2025SM and entering the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.
The Proxy Statement is available at: www.proxyvote.com.

By Order of the Board of Directors

Vanessa Barmack

Secretary

San Francisco, CA

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING, WHICH WILL BE HELD VIRTUALLY VIA THE INTERNET. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS. IF YOU RECEIVED A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD OR VOTING INSTRUCTION CARD BY COMPLETING, SIGNING, DATING AND MAILING YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

SONDER HOLDINGS INC.
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

Sonder Holdings Inc.
447 Sutter Street Suite 405 #542
San Francisco, CA 94108

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I being provided with these materials?
This proxy statement (“Proxy Statement”) and the enclosed proxy card are first being sent to stockholders on or about May [ó], 2025 in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Sonder Holdings Inc. of proxies to be voted at our Special Meeting of Stockholders scheduled to be held virtually on June 6, 2025 at 1:00 p.m., Eastern Time (including any postponements, adjournments, or continuations thereof, the “Special Meeting”).
This notice of special meeting and form of proxy is first being sent or given on or about May [ó], 2025 to all stockholders of record as of the close of business on April 9, 2025 (the “Record Date”). The proxy materials can be accessed as of May [ó], 2025 by visiting www.proxyvote.com.
The Special Meeting will be a completely “virtual” meeting of stockholders. You are invited to attend the Special Meeting online, vote electronically, and submit your questions during the Special Meeting, by visiting www.virtualshareholdermeeting.com/SOND2025SM. You will need the 16-digit control number provided on your proxy card.
Who is Sonder Holdings Inc.?
Sonder is a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler. Launched in 2014, Sonder offers inspiring, thoughtfully designed accommodations and innovative, tech-enabled service combined into one seamless experience. Sonder properties are found in prime locations in over 40 markets, spanning nine countries, and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all. In summer 2024, Sonder announced a strategic licensing agreement with Marriott International, Inc. as Sonder enters an exciting new chapter.
In this Proxy Statement, unless the context requires otherwise, references to “Sonder,” the “Company”, “we”, “us” and “our” and similar references refer to Sonder Holdings Inc. and its wholly owned subsidiaries.
Why is Sonder holding a virtual meeting?
We have adopted a virtual meeting format for the Special Meeting to provide a consistent experience to all stockholders regardless of geographic location and enhance stockholder access and engagement.

How do I attend the Special Meeting?
Stockholders as of the Record Date are invited to participate in the completely virtual Special Meeting which will be conducted via live webcast. You are entitled to participate in the Special Meeting only if you were a Sonder stockholder of record on the Record Date, if a control number was included on your proxy card, or if you hold a valid proxy for the Special Meeting.
You will be able to participate in and to vote your shares online at the Special Meeting by visiting www.virtualshareholdermeeting.com/SOND2025SM. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. The Special Meeting webcast will begin promptly at 1:00 p.m., Eastern Time. Online access and check-in will begin at 12:45 p.m., Eastern Time, and you should allow sufficient time for the online check-in procedures. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
We are holding the Special Meeting online and providing internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Will I be able to participate in the virtual Special Meeting on the same basis I would be able to participate in a live stockholder meeting?
The online meeting format for our Special Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of our virtual Special Meeting to ensure that our stockholders who attend our Special Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. In the event of a change in the time, date or location of the Special Meeting, we will make an announcement, issue a press release or post information in the Investor Relations section of our website at investors.sonder.com to notify stockholders, as appropriate.
What can I do if I need technical assistance during the Special Meeting?
If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting log-in page.
Who can vote at the Special Meeting?

Only stockholders of record of our common stock, par value $0.0001 per share, special voting common stock, par value $0.0001 per share (collectively, the “common stock”), and shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, there were (i) 12,885,481 shares of common stock, including 550,938 shares of special voting common stock, and (ii) 25,409,031 shares of Series A Preferred Stock issued and outstanding and entitled to vote at the Special Meeting (after taking into account applicable beneficial ownership limitations as described below). You have one vote for each share of common stock held by you as of the Record Date. The holders of Series A Preferred Stock are entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the common stock as a single class, on an as-converted basis with a number of votes per share equal to (x) the Liquidation Preference (as defined in the Amended Certificate of Designation (as defined below)) on your shares of Series A Preferred Stock held by you as of the Record Date, plus an amount equal to all accumulated and unpaid dividends on such shares (including dividends accrued and unpaid on previously unpaid dividends), divided by (y) $1.47 (as adjusted for any stock dividends, splits, combinations or other similar events on the common stock or the Series A Preferred Stock); provided, that the Series A Preferred Stock will not have the right to vote to the extent that they are convertible into Excess Conversion Shares (as defined in the Amended Certificate of Designation). As of the Record Date, each holder of Series A Preferred Stock is entitled to approximately 0.7 votes for each share of Series A Preferred Stock they hold as of the Record Date, subject to any beneficial ownership limitation which only allows such holder to vote a number of shares of common stock representing up to a percentage between 4.9% and 19.9% of the fully-diluted shares of common stock outstanding as of the Record Date, as elected by such holder, if applicable.
Stockholders of Record. If shares of our common stock or Series A Preferred Stock are registered directly in your name with Sonder’s transfer agent, Computershare Inc., you are considered the “stockholder of record” with respect to those shares, and you may vote those shares at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.
Street Name Stockholders. If shares of our common stock or Series A Preferred Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.
Is there a list of registered stockholders entitled to vote at the Special Meeting?
A list of registered stockholders entitled to vote at the Special Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the Special Meeting. If you would like to inspect the stockholder list, please contact Investor Relations at ir@sonder.com to make arrangements.
What am I voting on?
There are three matters scheduled for a vote at the Special Meeting:
•the Nasdaq Proposal;
•the Share Increase Amendment Proposal; and
•the Adjournment Proposal, if presented.
What if another matter is properly brought before the Special Meeting?
As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
•   “FOR” the Nasdaq Proposal;
•   “FOR” the Share Increase Amendment Proposal; and
•   “FOR” the Adjournment Proposal, if presented.

How do I vote and what are the voting deadlines?
For each of the matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based on the form of ownership of your shares:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares online at the Special Meeting or vote by proxy (by telephone, through the Internet or by mail) without attending the Special Meeting.
•To vote by proxy through the Internet, go to the website www.proxyvote.com and follow the instructions provided on the website, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on June [ó], 2025. You will need the 16-digit control number included on your proxy card to obtain your records and to create an electronic voting instruction form.
•To vote by proxy over the telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on June [ó], 2025. You will need the 16-digit control number included on your proxy card in order to vote by telephone.
•To vote by proxy through the mail, complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided to you, which must be received prior to the Special Meeting.
•To vote online at the Special Meeting, attend the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/SOND2025SM. You will need your 16-digit control number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Special Meeting and to vote during the Special Meeting.
Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online at the Special Meeting even if you have already voted by proxy. Voting at the Special Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote or revoke my proxy after submitting my proxy?” below).
Street Name Stockholder: Beneficial Owner of Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a street name stockholder, you should have received the voting instructions from your broker, bank, or other nominee rather than from Sonder. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Special Meeting with the control number indicated on that voting instruction form. Otherwise, you may not vote your shares at the Special Meeting unless you follow the instructions included with your proxy material and obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy after submitting my proxy?
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Special Meeting. If you are the stockholder of record for your shares, you may change your vote or revoke your proxy before the Special Meeting in any one of the following ways (subject to the applicable deadlines for each method as set forth above under “How do I vote and what are the voting deadlines?”):
•    You may submit another properly completed and signed proxy card with a later date.
•    You may submit a subsequent proxy by telephone or through the Internet.
•    You may send a timely written notice that you are revoking your proxy to Sonder’s Secretary or Chief Executive Officer at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108.
•    You may virtually attend the Special Meeting and vote electronically by going to www.virtualshareholdermeeting.com/SOND2025SM and using your unique control number that was included on your proxy card. Simply attending the Special Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline.
If you are a street name stockholder, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
We must vote your shares as you have instructed. If you are a stockholder of record and you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board recommendations stated above, namely:
•“FOR” the Nasdaq Proposal;
•“FOR” the Share Increase Amendment Proposal; and
•“FOR” the Adjournment Proposal, if presented.
If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted as recommended by the Board.
If you are a street name stockholder, you must provide voting instructions to your broker, bank or other nominee in accordance with their instructions in order for your shares to be properly voted. Please see “What are ‘broker non-votes’?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.
What are “broker non-votes”?
Broker non-votes can occur when a street name stockholder does not give instructions to their broker, bank or other nominee. Under rules that govern brokers, banks, and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own such shares, if the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered “routine” (discretionary matters), but cannot vote the shares with respect to “non-routine” (non-discretionary) matters. A “broker non-vote” occurs when a broker, bank, or other nominee submits a proxy for the

Special Meeting but does not vote on a particular proposal because they either (i) do not choose to exercise their discretionary voting power or (ii) do not have discretionary voting power with respect to that proposal and have not received instructions from the beneficial owner.
Proposal No. 1 (the Nasdaq Proposal) and Proposal No. 2 (the Share Increase Amendment Proposal) in this Proxy Statement are not considered “routine” matters, and without your instructions, your broker cannot vote your shares. Proposal No. 3 is considered a “routine” matter, and your broker is entitled to vote your shares absent voting instructions from you.
How many votes are needed to approve each proposal?
•Proposal No. 1 (the Nasdaq Proposal): The Nasdaq Proposal requires the affirmative vote of holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Nasdaq Proposal at the Special Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 2 (the Share Increase Amendment Proposal): The Share Increase Amendment Proposal requires the affirmative vote of holders of a majority of the voting power of the shares of capital stock outstanding on the Record Date and entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.
•Proposal No. 3 (the Adjournment Proposal): The Adjournment Proposal requires the affirmative vote of holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Adjournment Proposal at the Special Meeting. Abstentions will have no effect on the outcome of this proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Nasdaq Proposal	Majority Cast	No
No. 2. Share Increase Amendment Proposal	Majority Outstanding	No
No. 3. Adjournment Proposal	Majority Cast	Yes
None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our charter.
What is the effect of abstentions and broker non-votes?
Abstentions: Under Delaware law (under which Sonder is incorporated), abstentions are counted as shares present and entitled to vote at the Special Meeting for purposes of determining existence of a quorum, but they are not counted as votes cast. Because abstentions are not considered votes cast, an abstention will not have any effect on the outcome of Proposal No. 1 (the Nasdaq Proposal) or Proposal No 3 (Adjournment Proposal); however, abstentions will have the same effect as votes against the Share Increase Amendment Proposal.
Broker Non-Votes: Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting. However, brokers are not entitled to vote on “non-routine” proposals under Delaware law. Broker non-votes will have no effect on the outcome of the vote on Proposal No. 1 (Nasdaq Proposal) and broker non-votes will have the same effect as votes against Proposal No. 2 (Share Increase Amendment Proposal). If you

hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares for Proposal No. 1 and Proposal No. 2, no votes will be cast on your behalf for any of these proposals. Brokers are entitled to vote on Proposal No. 3 absent voting instructions from the beneficial holder because the proposal is considered “routine”. Therefore, it is critical that you indicate your vote on Proposal No. 1, Proposal No. 2 and Proposal No. 3 if you want your vote to be counted.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of capital stock entitled to vote are present online (by remote communication) or represented by proxy at the Special Meeting. On the Record Date, there were (i) 12,885,481 shares of common stock, including 550,938 shares of special voting common stock issued and outstanding and entitled to vote at the Special Meeting, and (ii) 42,133,000 shares of Series A Preferred Stock issued and outstanding, which are convertible into 25,409,031 shares of common stock (based on a conversion price of $1.00, excluding accrued and unpaid dividends after taking into account applicable beneficial ownership limitations as described above), or a total of 38,294,512 shares of common stock issued and outstanding and entitled to vote at the Special Meeting (after taking into account applicable beneficial ownership limitations as described above). Thus, the holders of at least 19,147,256 shares of capital stock representing a majority of the voting power must be present online (by remote communication) or represented by proxy at the Special Meeting to have a quorum. Abstentions and “broker non-votes” that are present and entitled to vote are counted for purposes of determining a quorum.
If there is no quorum, then either the chair of the Special Meeting or the holders of a majority of the voting power of the shares cast (in person or by proxy) may adjourn the meeting to another date.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Francis Davidson, our Chief Executive Officer (our “CEO”), and Michael Hughes, our Chief Financial Officer, have been designated as proxy holders for the Special Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the Special Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

When are stockholder proposals for inclusion in our proxy statement for our 2025 annual meeting of stockholders due?

Stockholders wishing to present proposals for inclusion in the proxy statement for our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by our Corporate Secretary at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108, Attn: Corporate Secretary no later than Friday, July 11, 2025.

When are other proposals and stockholder nominations for our 2025 Annual Meeting due?

With respect to proposals and nominations not to be included in the proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, our Amended and Restated Bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Corporate Secretary by a written notice, which notice must be received no earlier than 8:00 a.m., Pacific Time, on the 120th day and no later than 5:00 p.m., Pacific Time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. Stockholders wishing to submit director nominations or proposals for consideration at the 2025 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received by our Corporate Secretary not earlier than 8:00 a.m., Pacific Time, on August 25, 2025 and not later than 5:00 p.m., Pacific Time, on September 24, 2025 in order to be considered. In the event that the 2025 Annual Meeting is to be held on a date that is not within 25 days of the one-year anniversary of our 2024 annual meeting of stockholders, then a stockholder’s notice must be received by our Corporate Secretary no earlier than 8:00 a.m., Pacific Time, on the 120th day prior to the day of the 2025 Annual Meeting and no later than 5:00 p.m., Pacific Time, on the later of the 90th day prior to the day of the 2025 Annual Meeting or, if the first public announcement of the date of the 2025 Annual Meeting is less than 100 days prior to the date of the 2025 Annual Meeting, on the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting was first made by the Company.

Nominations or proposals should be sent in writing to our Corporate Secretary at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108, Attn: Corporate Secretary. A stockholder’s notice to nominate a director or bring any other business before the 2025 Annual Meeting must set forth certain information, which is specified in our Bylaws. In addition, the notice must contain the information required by, and otherwise comply with, Rule 14a-19(b) of the Exchange Act, if applicable. A complete copy of our Bylaws can be found in the Investors section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

How are votes counted?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
How can I find out the results of the voting at the Special Meeting?
Final voting results will be reported in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to report the preliminary voting results within four business days after the Special Meeting and to file an additional Form 8-K (or an amendment to the Form 8-K reporting the preliminary voting results) to report the final voting results within four business days after the final voting results are known to us.
How can I contact Sonder’s transfer agent?
You may contact our transfer agent, Computershare Inc., by telephone at 1-800-736-3001 or by writing Computershare Inc., at P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The Board of Directors knows of no matters to come before the Special Meeting other than the matters referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment. See “Proposal No. 1: The Nasdaq Proposal — Executive Officer and Director Interest,” “Proposal No. 2: The Share Increase Amendment Proposal — Executive Officer and Director Interest” and “Proposal No. 3: The Adjournment Proposal — Executive Officer and Director Interest,” for a description of any interest of our directors and officers, direct or indirect, by security holdings or otherwise, in the matters to be acted upon at the Special Meeting as described in this Proxy Statement.

PROPOSAL NO. 1: THE NASDAQ PROPOSAL

Overview

In order to comply with Nasdaq Listing Rule 5635, as described in more detail below, our stockholders are being asked to approve the issuance of all of the shares of our common stock that may be issued upon conversion of the Preferred Shares (as defined below) (the “Conversion Shares”) and upon exercise of the warrants to purchase shares of our common stock that are exercisable for $1.00 per share (the “NPA Warrants”) and were issued in connection with the Company’s entrance into that certain Waiver, Consent and Sixth Amendment (the “NPA Amendment”), by and among the Company, the subsidiary note obligors party thereto (together with the Company, the “Note Obligors”), the subsidiary guarantors party thereto, the investors party thereto (the “Investors”) and Alter Domus (US) LLC, as collateral agent, which modified that certain Note and Warrant Purchase Agreement, dated as of December 10, 2021 by and among the Note Obligors, the guarantors party thereto from time to time, and the investors party thereto from time, which (i) may be deemed under Nasdaq’s interpretations to result in a “change of control”, (ii) may result in Conversion Shares being issued at a discount to the price of our common stock immediately prior to the entrance into the Purchase Agreements (as defined below) to Francis Davidson, our CEO and a member of our Board, and (iii) will exceed 20% of our outstanding shares of common stock at a discount to the price of our common stock immediately prior to the entrance into the Purchase Agreements.

Background

On April 11, 2025, we entered into Securities Purchase Agreements (the “Purchase Agreements”) with certain purchasers described below (collectively, the “Purchasers” and each a “Purchaser”), pursuant to which we agreed to issue and sell to the Purchasers in a private placement (the “Private Placement”) an aggregate of 17,980,000 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), for $1.00 per Preferred Share, and having an initial conversion price of $1.00 (See “—Description of Preferred Shares—Conversion Price” below), having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation filed with the Delaware Secretary of State on August 13, 2024 and as amended on April 11, 2025 (the “Amended Certificate of Designation”). Pursuant to the terms and conditions of the Amended Certificate of Designation, each Preferred Share may be converted into a number of shares of common stock per Preferred Share equal to (x) the Liquidation Preference, plus an amount equal to all accumulated and unpaid dividends on such share (including dividends accrued and unpaid on previously unpaid dividends) divided by (y) the Optional Conversion Price (as defined in the Amended Certificate of Designation). We intend to use the proceeds from the Private Placement for working capital and general corporate purposes.

Under the Purchase Agreements, the Purchasers each agreed that the Preferred Shares collectively will be immediately convertible into up to 19.99% of the outstanding shares of our common stock on April 11, 2025. The Purchase Agreements require us to hold a special meeting of stockholders within 30 calendar days after we file our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) for the purpose of obtaining stockholder approval of a proposal to approve the issuance of the shares of common stock issuable upon conversion of the Preferred Shares in accordance with Nasdaq Rule 5635 and a proposal to increase the number of authorized shares of common stock to 210,921,255 shares (such approvals, collectively, the “Stockholder Approval”). The Purchasers also agreed that, among other things, until the Stockholder Approval is obtained, they will attend any meeting of stockholders for the purposes of establishing a quorum, abstain from voting their Preferred Shares (or any Common Stock issued upon conversion thereof) on such matters; provided, however, they will vote in favor of the Authorized Share Proposal to the maximum extent allowable under Nasdaq rules. Following receipt of Stockholder Approval, the Preferred Shares will be fully convertible into shares of Common Stock and will vote on all applicable matters in accordance with the Amended Certificate of Designation.

The Private Placement closing took place on April 11, 2025 (the “Closing”) and we issued 17,980,000 Preferred Shares. In connection with the entrance into the NPA Amendment, on April 11, 2025, we issued the NPA Warrants that are collectively exercisable for 5,000,000 shares of common stock at $1.00 per share. Each NPA Warrant will become exercisable after we obtain Stockholder Approval and will be exercisable thereafter until April 11, 2030. The exercise price of the NPA Warrants is subject to adjustment in the event of stock dividends, stock splits, stock combinations, reorganizations or similar events affecting our common stock. Subject to limited exceptions, a holder of the NPA Warrants will not have the right to exercise any portion of its NPA Warrant if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of our common stock in excess of 4.99% of the shares of our common stock then outstanding. At the holder’s option, upon notice to us, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of our common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to us. The Special Meeting is intended to satisfy our agreements with the Purchasers and the holders of the NPA Warrants to hold a meeting of our stockholders for the purpose of obtaining stockholder approval as soon as reasonably practicable following the Closing.

The Preferred Shares, NPA Warrants, and Conversion Shares were not issued in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. We relied on the private placement exemption from registration provided by Section 4(a)(2) of the Act, and in reliance on similar exemptions under applicable state laws. We relied on this exemption from registration based in part on representations made by the Purchasers and the holders of the NPA Warrants, including that each Purchaser and holder of the NPA Warrants is an “accredited investor,” as defined in Rule 501(a) promulgated under the Securities Act.

In addition, pursuant to the terms and conditions of the Purchase Agreement, we agreed to file a registration statement with the SEC covering resales of the Conversion Shares no later than 30 calendar days following the date we file the 2024 Form 10-K, and to use our commercially reasonable efforts to have such registration statement declared effective as soon as practicable, but no later than a date that is within 45 to 90 days after the filing of such registration statement, depending on whether the SEC notifies us that it will “review” the registration statement. We will bear all expenses of such registration of the resale of the Conversion Shares.

The Purchasers consist of a select group of existing stockholders who are qualified institutional buyers, institutional accredited investors or accredited investors and include affiliates of Atreides Management, LP, the beneficial owner of 7.2% of our capital stock prior to the Closing, and Francis Davidson, our CEO and a member of our Board, and the beneficial owner of 5.5% of our capital stock prior to the Closing. Each of the affiliates of Atreides Management, LP and Mr. Davidson participated on the same terms and subject to the same conditions as all other Purchasers and Mr. Davidson, as one of our executive officers and directors, agreed that his Preferred Shares will not be convertible until the Stockholder Approval has been obtained.

Certain of our stockholders, including certain of the Purchasers, have agreed pursuant to Voting Support Agreements with us (collectively, the “Voting Support Agreements”) to vote all shares of voting capital stock of the Company owned thereby (excluding the Preferred Shares acquired at the Closing the Purchasers have agreed to abstain from voting on the Nasdaq Proposal in accordance with the Purchase Agreements) in favor of the Nasdaq Proposal. As of the Record Date, the aggregate number of shares of voting capital stock of the Company subject to such Voting Support Agreements was equal to [ ], representing approximately [ ]% of the issued and outstanding shares of voting capital stock of the Company as of the Record Date.

Description of Preferred Shares

Form. The Preferred Shares were issued in book entry form to the Purchasers.

Rank. The Preferred Shares rank, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, senior to all classes of common stock, special voting common stock and each other class or series of equity security of the Company which is not expressly senior or on parity with the Preferred Shares.

Duration and Conversion. The Preferred Shares have no stated maturity and will remain outstanding indefinitely unless converted into common stock. The Preferred Shares issued in the Closing were immediately convertible into common stock on the date of issuance, subject to certain limitations on conversion prior to our receipt of Stockholder Approval. The Preferred Shares are not subject to mandatory redemption or conversion.

Conversion Price. The Preferred Shares are convertible, subject to certain limitations on conversion prior to our receipt of the Stockholder Approval, at the election of each holder, into shares of the Company’s common stock by providing written notice to the Company. The Preferred Shares are convertible at a price per share equal to the lower of (i) $1.00 and (ii) a 10% discount to the lowest daily VWAP (as defined in the Amended Certificate of Designation) in the seven (7) trading days prior to the conversion date (the “Conversion Price”); provided that the Conversion Price shall not be less than $0.50.

Transferability. The Preferred Shares were not issued in a registered offering under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Subject to the applicable securities laws and any restrictions under the Voting Support Agreements, if applicable, the Preferred Shares may be transferred at the option of the holder. Under the Purchase Agreements, the resale of the Conversion Shares will have the benefit of registration rights.

Adjustments. The Conversion Price of the Preferred Shares and the number of shares of our common stock issuable upon the conversion of the Preferred Shares are subject to adjustment in certain circumstances.

Rights Upon Distribution of Assets. If we declare or make certain payments, dividends or other distributions of our assets or securities to holders of shares of our common stock, the Conversion Price in effect immediately prior to the record date fixed for determination of holders entitled to receive the distribution shall be reduced pursuant to certain formulas set forth in the Amended Certificate of Designation and the number of shares issuable upon conversion of the Preferred Shares shall be adjusted accordingly.

Listing. There is no established public trading market for the Preferred Shares, and we do not expect a market to develop. In addition, we do not intend to apply for listing of the Preferred Shares on any national securities exchange or other nationally recognized trading system.

Fundamental Transactions. In the event of any fundamental transaction, as described in the Amended Certificate of Designation and generally including any merger with or into another entity (excluding a merger effected solely to change our name or domicile), sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our common stock, the Preferred Shares are, after the Company receives written notice from a holder, redeemable for the greater of (i) the Liquidation Preference, plus an amount equal to all accumulated and unpaid dividends on the Preferred Shares or (ii) the amount that such holder would have received in the fundamental transaction on an as-converted basis.

Voting Rights. Subject to certain limitations set forth in the Amended Certificate of Designation, the Preferred Shares are entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the common stock and special voting common stock as a single class, on an as-converted basis, with a number of votes per share equal to (x) the Liquidation Preference, plus an amount equal to all accumulated and unpaid dividends on such shares (including dividends accrued and unpaid on previously unpaid dividends) divided by (y) $1.47 (as adjusted for any stock dividends, splits, combinations or other similar events on the common stock or Preferred Shares). Notwithstanding the foregoing, each Purchaser agreed under its Purchase Agreement that, until the Stockholder Approval is obtained, it will attend any meeting of stockholders for the purposes of establishing a quorum and abstain from voting their Preferred Shares (or any Common Stock issued upon conversion thereof) on such matters. Furthermore, each Purchaser agreed that it will vote in favor of the Authorized Share Proposal to the maximum extent allowable under Nasdaq rules.

The foregoing summary of the Amended Certificate of Designation, which sets forth the rights of the Preferred Shares, is qualified in its entirety by the full text of the Amended Certificate of Designation.

Description of NPA Warrants

In connection with our entrance into the NPA Amendment, we issued warrants the NPA Warrants to the Investors, which entitle the holders of the NPA Warrants to collectively purchase an aggregate of up to 5,000,000 shares of common stock at $1.00 per share. Each NPA Warrant will become exercisable after the Company obtains Stockholder Approval and will be exercisable thereafter until April 11, 2030. The exercise price of the NPA Warrants is subject to adjustment in the event of stock dividends, stock splits, stock combinations, reorganizations or similar events affecting our common stock. Subject to limited exceptions, a holder of the NPA Warrants will not have the right to exercise any portion of its NPA Warrant if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of our common stock in excess of 4.99% of the shares of our common stock then outstanding. At the holder’s option, upon notice to us, the holder of an NPA Warrant may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of our common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to us.

The foregoing summary of the NPA Warrants is qualified in its entirety by the full text of the Form of NPA Warrant attached as Appendix A to this Proxy Statement, which is incorporated by reference herein.

Adverse Effects of Approval of this Proposal

The approval of this Nasdaq Proposal will result in the issuance (i) to the Purchasers upon conversion of the Preferred Shares of (assuming the minimum Conversion Price and assuming the maximum accrual of dividends) up to [ ] shares of common stock and (ii) to the holders of the NPA Warrants, upon exercise of their NPA Warrants, up to 5,000,000 shares of common stock, either of which would dilute the ownership interest of our existing stockholders. Furthermore, after we obtain stockholder approval of the Nasdaq Proposal and the Share Increase Amendment Proposal, the restrictions on the Purchasers’ voting rights will lapse and the Purchasers will be able to exercise voting rights and vote together with holders of our common stock and special voting common stock, as a single class, on an as-converted basis subject to the terms of the Amended Certificate of Designation, even prior to converting the Preferred Shares.

Under the Amended Certificate of Designation, each holder of Preferred Shares is subject to the Beneficial Ownership Limitation (as defined in the Amended Certificate of Designation), which provides that a holder that makes an election will not have the right to convert any portion of its Preferred Shares to the extent that, after giving effect to an attempted conversion, such holder would beneficially own in excess of a percentage (specified by the holder) of the shares of common stock outstanding immediately after giving effect to such conversion, and will not have the right to vote any such shares over such percentage. Although, due to the election by certain holders to set their Beneficial Ownership Limitation to less than 10%, there are currently no holders that own or will beneficially own more than 10% of our issued and outstanding shares of common stock on an as-converted basis (the “Significant Stockholders”), such holders may from time to time change the Beneficial Ownership Limitation to any other percentage up to 19.9% specified in a written notice to the Company. Therefore, there may be holders that would constitute Significant Stockholders upon changing such holders’ Beneficial Ownership Limitation. There may also be holders that will constitute Significant Stockholders when the limitations on conversion under the Purchase Agreements cease to apply after we obtain stockholder approval of the Nasdaq Proposal and the Share Increase Amendment Proposal.

As a result, if the Nasdaq Proposal is approved, even without effecting a conversion of any Preferred Shares, the Significant Stockholders may exercise a significant level of control over all matters requiring stockholder approval, including the election of directors, amendment of our Certificate of Incorporation, and approval of significant corporate transactions. This control could have the effect of delaying or preventing a change of control of our

Company or changes in management and will make the approval of certain transactions difficult or impossible without the approval of some or all of the Significant Stockholders, which in turn could reduce the price of our common stock. In addition, the sale into the public market of the Conversion Shares or the common stock upon exercise of the NPA Warrants could materially and adversely affect the market price of our common stock.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Under the Purchase Agreements, the Purchasers each agreed that the Preferred Shares collectively will be immediately convertible into up to 19.99% of the outstanding shares of our common stock on April 11, 2025, and the NPA Warrants are not exercisable until Stockholder Approval has been obtained. Without these limitations, the conversion of Preferred Shares to shares of our common stock or the exercise of the NPA Warrants for shares of our common stock may result individually or collectively in the issuance of more than 20% of our common stock and in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Nasdaq Listing Rule 5635(c) requires stockholder approval prior to the issuance of our common stock or securities convertible into or exercisable for our common stock in any transaction in which officers, directors, employees, or consultants receive common stock or securities convertible into or exercisable for common stock for less than market value. Because Francis Davidson is an officer of the Company and a member of our Board, the sale of the Preferred Shares to Mr. Davidson, on the same terms as the other investors in the Private Placement, is subject to Nasdaq Listing Rule 5635(c). For this reason, Mr. Davidson has agreed in his Purchase Agreement that none of the purchased Preferred Shares may be converted into shares of common stock prior to the Company’s receipt of stockholder approval pursuant to Nasdaq Listing Rule 5635(c).

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement. Due to the number of Preferred Shares issued in the Private Placement and the fact that the Conversion Price per share is less than the “Minimum Price”, as well as the NPA Warrants being issued in connection with the Preferred Shares and being exercisable at a price that is less than the “Minimum Price”, the conversion of Preferred Shares into over 20% of our outstanding common stock at the time the Purchase Agreement was signed and the exercise of the NPA Warrants requires stockholder approval pursuant to Nasdaq Listing Rule 5635(d). Under the Purchase Agreements, the Purchasers each agreed that the Preferred Shares collectively will be immediately convertible into up to 19.99% of the outstanding shares of our common stock on April 11, 2025, and the NPA Warrants are not exercisable until Stockholder Approval has been obtained.

Pursuant to the Purchase Agreements, the Company agreed to hold a meeting of our stockholders for the purpose of obtaining such stockholder approval pursuant to Nasdaq Listing Rules 5635(b), (c) and (d) as soon as reasonably practicable following the Closing, but in any event within 30 calendar days after the Company has filed the 2024 Form 10-K. The Special Meeting is intended to satisfy such obligation.

Our Board has determined that approval of the Nasdaq Proposal is in our and our stockholders’ best interests.

Executive Officer and Director Interest

Mr. Davidson is an owner of 595,000 of the Preferred Shares. Because approval of the Nasdaq Proposal will enable Mr. Davidson to convert his Preferred Shares to shares of common stock, Mr. Davidson has an interest in this Proposal No. 1. Additionally, Mr. Davidson entered into a Voting Support Agreement and has agreed to vote his capital stock of the Company in favor of this Proposal No. 1. Our other directors and executive officers do not have an interest in this Proposal No. 1.

Appraisal or Dissenters’ Rights

Pursuant to the General Corporation Law of the State of Delaware (“DGCL”), stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Nasdaq Proposal.

Vote Required and Recommendation of Board

The affirmative vote of the holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Nasdaq Proposal at the Special Meeting will constitute the approval of the Nasdaq Proposal. An abstention, broker non-vote or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the Nasdaq Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NASDAQ PROPOSAL.

PROPOSAL NO. 2: THE SHARE INCREASE AMENDMENT PROPOSAL

Overview

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to increase the number of the Company’s authorized shares of capital stock, including shares of common stock. On April 10, 2025, the Board approved an amendment to the Certificate of Incorporation to increase the number of the Company’s authorized shares of capital stock from 409,309,144 shares to 462,921,255 shares, including (a) 212,921,255 shares of general common stock, including (i) 210,921,255 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock (the “Share Increase Amendment Proposal”).

Form of the Share Increase Amendment

The proposed amendment (the “Share Increase Amendment”) would only amend the first paragraph of Article IV of our Certificate of Incorporation to read in its entirety as follows:

“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 462,921,255 shares, consisting of (a) 212,921,255 shares of General Common Stock (the “General Common Stock”), including (i) 210,921,255 shares of Common Stock (the “Common Stock”), and (ii) 2,000,000 shares of Special Voting Common Stock (the “Special Voting Common Stock”), and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

The summary above is wholly qualified by the complete text of the Certificate of Amendment of Certificate of Incorporation, in the form attached hereto as Appendix B and incorporated herein by reference.

Background and Reasons for the Share Increase Amendment Proposal

The Certificate of Incorporation currently authorizes the issuance of up to 409,309,144 shares of capital stock, consisting of (a) (i) 159,309,144 shares of general common stock and (ii) 2,000,000 shares of special voting common stock and (b) 250,000,000 shares of preferred stock. As of the close of business on the Record Date, there were (i) 12,885,481 shares of common stock, including 550,938 shares of special voting common stock issued and outstanding and entitled to vote at the Special Meeting, and (ii) 42,133,000 shares of Series A Preferred Stock issued and outstanding, convertible into 25,409,031 shares of common stock (based on a conversion price of $1.00, excluding accrued and unpaid dividends after taking into account applicable beneficial ownership limitations as described above), or a total of 38,294,512 shares of common stock issued and outstanding and entitled to vote at the meeting (after taking into account applicable beneficial ownership limitations as described above).

Purpose of the Share Increase Amendment

Pursuant to the Purchase Agreements, the Company agreed, and the Board believes it is in the best interest of the Company, to increase the number of authorized shares of common stock by 53,612,111 shares of common stock in order to ensure that there are a sufficient number of authorized shares of common stock reserved for issuance of all Conversion Shares (including Conversion Shares issuable in respect of accumulated and unpaid dividends on such

Preferred Shares (including dividends accrued and unpaid on previously unpaid dividends)) and the shares issuable upon exercise of the NPA Warrants.

At this time, the increase in authorized shares of the Company’s common stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business combination transaction. Furthermore, the Amended Certificate of Designation provides that, subject to certain exceptions set forth in the Amended Certificate of Designation, the Company may only issue up to 1.5 million shares of common stock, and may not increase the number of authorized shares of common stock, except in connection with obtaining the approval of the Requisite Holders (as defined in the Amended Certificate of Designation), which approval of the Requisite Holders was obtained in connection with the entrance into the Purchase Agreements, in each case prior to July 1, 2025.

Rights of Additional Authorized Shares

Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the common stock, the special voting common stock or the Preferred Shares. In accordance with the Certificate of Incorporation and the DGCL, any of our authorized but unissued shares of preferred stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and preemptive rights as may be designated by the Board pursuant to a certificate of designation. We are not seeking to increase the number of authorized shares of preferred stock.

Potential Adverse Effects of the Share Increase Amendment

The adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plans to issue shares from the additional authorized shares provided by the Share Increase Amendment Proposal other than facilitating the conversion of the Preferred Shares and the exercise of the NPA Warrants. Furthermore, the Amended Certificate of Designation provides that, subject to certain exceptions set forth in the Amended Certificate of Designation, the Company may only issue up to 1.5 million shares of common stock prior to July 1, 2025, except as otherwise approved by the Requisite Holders in accordance with the Amended Certificate of Designation. However, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock or special voting common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock.

Potential Anti-Takeover Effects

By increasing the number of authorized but unissued shares of common stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of common stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of common stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of common stock seeking to obtain control of the Company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Increase Amendment Proposal to effect the Share Increase Amendment as an anti-takeover measure, nor does the Board contemplate using the resulting increase in shares of common stock (the “Share Increase”) in this manner at any time in the foreseeable future.

Appraisal or Dissenters’ Rights

Pursuant to the DGCL, stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Share Increase Amendment or the Share Increase.

Effectiveness of Share Increase Amendment

If the Share Increase Amendment Proposal is approved by the stockholders at the Special Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.

Executive Officer and Director Interest

Mr. Davidson is an owner of Preferred Shares. Because a portion of the Share Increase will be used to reserve shares of common stock for issuance upon conversion of the Preferred Shares, Mr. Davidson has an interest in this Proposal No. 2. Additionally, Mr. Davidson entered into a Voting Support Agreement and has agreed to vote his capital stock of the Company in favor of this Proposal No. 2. Our other directors and executive officers do not have an interest in this Proposal No. 2.

Vote Required and Recommendation of Board

The affirmative vote of a majority of the voting power of the shares of our capital stock outstanding on the Record Date and entitled to vote on the matter is required to approve the Share Increase Amendment Proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against the Share Increase Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE INCREASE AMENDMENT PROPOSAL.

PROPOSAL NO. 3: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Nasdaq Proposal or the Share Increase Amendment Proposal. In no event will the Board adjourn the Special Meeting beyond the date by which it may properly do so under our Certificate of Incorporation, bylaws, and Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Nasdaq Proposal or the Share Increase Amendment Proposal.

Executive Officer and Director Interest

Mr. Davidson is an owner of Preferred Shares and because Mr. Davidson has an interest in each of Proposal No. 1 and Proposal No. 2, and because this Proposal No. 3 will allow the Board to adjourn the Special Meeting to permit further solicitation of proxies if there are insufficient votes to approve Proposal No. 1 or Proposal No. 2, he has an interest in this Proposal No. 3. Our other directors and executive officers do not have an interest in this Proposal No. 3.

Vote Required and Recommendation of Board

The affirmative vote of the holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Adjournment Proposal at the Special Meeting will constitute the approval of the Adjournment Proposal. An abstention or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

HOUSEHOLDING OF PROXY MATERIALS

Unless we have received contrary instructions, the Company may send a single copy of the proxy statement to its stockholders who have the same address and last name.

Any of our stockholders sharing an address who are receiving multiple copies of this proxy statement may request delivery of a single copy of such documents by writing to us at ir@sonder.com. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information stockholders receive and reduce the Company’s printing and postage costs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us regarding beneficial ownership of our voting securities as of April 9, 2025, by:

• each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
• each of our named executive officers;
• each of our directors; and
• all current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess the sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 9, 2025.

Percentage ownership of our voting securities is based on 12,885,481 shares of our common stock issued and outstanding as of April 9, 2025 and 42,133,000 shares of Series A Preferred Stock issued and outstanding, convertible into 25,409,031 shares of common stock (based on a conversion of $1.00, excluding accrued and unpaid dividends) issued and outstanding and entitled to vote at the Special Meeting (after taking into account applicable beneficial ownership limitations as described above), assumes that none of the up to 725,000 shares of common stock in potential Earn Out Shares (as defined below) will be earned within 60 days of April 9, 2025 and are therefore excluded, and is adjusted for the 1-for-20 reverse stock split (the “Reverse Stock Split”) effected on September 20, 2023. In connection with the business combination (the “Business Combination”) by and among Gores Metropoulos II, Inc. (“GMII”), two subsidiaries of GMII, and Sonder Operating Inc., a Delaware corporation formerly known as Sonder Holdings Inc. (“Legacy Sonder”), holders of Legacy Sonder’s common stock and certain other securityholders are entitled to receive their pro rata share of up to an aggregate of 725,000 additional shares of our common stock (after adjusting for the Reverse Stock Split, referred to as the “Earn Out Shares”) as consideration, if our common stock achieves certain benchmark share prices (each achievement of such a benchmark being referred to as a “Triggering Event”) as contemplated by the Agreement and Plan of Merger for the Business Combination. If no Triggering Event occurs prior to July 17, 2027, no Earn Out Shares will be issued.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all of the securities beneficially owned by them. To our knowledge, no shares beneficially owned by any executive officer or director have been pledged as security, other than certain shares of Sonder Canada Inc. (which are exchangeable into shares of common stock) held by our CEO that are pledged to the Canada Revenue Agency as a security for payment of tax obligations. Unless otherwise indicated, the mailing address of each of person below is c/o Sonder Holdings Inc., 447 Sutter Street Suite 405 #542, San Francisco, CA 94108.

Principal Stockholders

Name of the Beneficial Owner	Number of Shares of Common Stock	Percentage of Shares of Common Stock	Number of Shares of Series A Preferred Stock	Percentage of Shares of Series A Preferred Stock	Total Voting Power %
5% stockholders
Polar Asset Management Partners Inc.(1)	500,000	3.9%	4,500,000	10.7%	14.2%
Entities affiliated with ScaleUP(2)	159,233	1.2%	2,000,000	4.7%	6.2%
Francis Davidson(3)	711,804	5.5%	1,500,000	3.6%	5.8%
iNovia Growth Capital Inc.(4)	411,836	3.2%	5,000,000	11.9%	8.2%
Atreides Foundation Master Fund LP(5)	926,202	7.2%	15,000,000	35.6%	9.2%
Valor Sonder Holdings, LLC(6)	476,321	3.7%	2,000,000	4.7%	6.8%
Entities affiliated with BlackRock, Inc.(7)	738,692	5.7%	0	*	1.3%
Directors and named executive officers
Francis Davidson(3)	711,804	5.5%	1,500,000	3.6%	5.8%
Martin Picard(8)	175,636	1.4%	0	*	*
Thomas Buoy(9)	29,167	0.2%	0	*	*
Rahul Thumati	0	*	0	*	*
Frits Dirk van Paasschen(10)	30,809	0.2%	0	*	*
Janice Sears(11)	18,650	0.1%	0	*	*
Michelle Frymire(12)	15,192	0.1%	0	*	*
Prashant (Sean) Aggarwal(13)	15,032	0.1%	0	*	*
Sanjay Banker(14)	196,923	1.5%	100,000	0.2%	*
Simon Turner(15)	8,874	0.1%	0	*	*
Erin Wallace	0	*	0	*	*
All directors and executive officers as a group (11 persons)	1,172,920	9.1%	1,600,000	3.8%

*    Represents less than 1% of our outstanding common stock or shares of Series A Preferred Stock, as applicable.
(1)    Consists of (a) 500,000 shares of common stock, and (b) 4,500,000 shares of Series A Preferred Stock held by Polar Asset Management Partners Inc., who disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest therein. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(2)    Consists of (a) 159,233 shares of common stock held directly by ScaleUP Venture Fund I LP and 8,262 shares of common stock held directly by ScaleUP Venture Fund I International LP, and (b) (i) 152,600 shares of Series A Preferred Stock held by SCALEUP OPPORTUNITY FUND I (INTER), LP, (ii) 847,400 shares of Series A Preferred Stock held by SCALEUP OPPORTUNITY FUND I, LP, (iii) 948,100 shares of Series A Preferred Stock held by ScaleUP Venture Fund I LP, and (iv) 51,890 shares of Series A Preferred Stock held by ScaleUP Venture Fund I International LP. ScaleUP Venture Partners Inc, as the general partner of each of ScaleUP Venture Fund I LP and ScaleUP Venture Fund I International LP, has sole voting and dispositive control over shares held by such entities. ScaleUP Opportunity Fund Partners, Inc, as the general partner of each of SCALEUP OPPORTUNITY FUND I (INTER), LP and SCALEUP OPPORTUNITY FUND I, LP, has sole voting and dispositive control over shares held by such entities. ScaleUP Venture Partners Inc and ScaleUP Opportunity Fund Partners, Inc may be deemed to beneficially own the shares owned by each of ScaleUP Venture Fund I LP, ScaleUP Venture Fund I International LP, SCALEUP OPPORTUNITY FUND I (INTER), LP and SCALEUP OPPORTUNITY FUND I, LP, but disclaims beneficial ownership of the shares reported herein except to the extent of their respective pecuniary interest therein. The business address of each of the aforesaid entities is 59 Hayden Street, Suite 320, Toronto, Ontario M4Y 0E7, Canada.

(3)    Consists of (a) 203,010 shares of common stock held directly by Mr. Davidson, of which 74,942 shares are subject to a Company repurchase right that will terminate unless the Company achieves a stock price of $105.40 by November 15, 2026, (b) 371,069 shares of special voting common stock, (c) 67,598 shares of common stock subject to outstanding options which are exercisable within 60 days of April 9, 2025, (d) 70,127 shares of restricted stock units (“RSUs”) subject to vest within 60 days of April 9, 2025, and (e) 1,500,000 shares of Series A Preferred Stock held by Mr. Davidson.
(4)    Consists of (a) 306,897 shares of common stock, of which (i) 152,964 shares are owned directly by iNovia Growth Fund, L.P., (ii) 17,534 shares are owned directly by iNovia Growth Fund-A, L.P., (iii) 136,399 shares are owned directly by iNovia Growth SPV - Quebec, L.P., and (iv) 104,939 shares of common stock issuable upon the exchange of exchangeable shares of Sonder Canada Inc., a subsidiary of the Company, corresponding to 104,939 shares of special voting common stock, of which 95,835 shares are owned directly by iNovia Growth Fund, L.P. and 9,104 shares are owned directly by iNovia Growth Fund-A, L.P., (b) 14,511,463 shares of Series A Preferred Stock, of which 4,489,785 shares of Series A Preferred Stock are owned directly by iNovia Growth Fund, L.P. and 510,215 shares of Series A Preferred Stock are owned directly by iNovia Growth Fund-A, L.P., which are subject to a 9.9% beneficial ownership limitation, and (c) excludes 29,508 shares of common stock to be issued upon the achievement of certain share price targets, of which 17,826 shares, 1,909 shares and 9,773 shares will be issued to iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., respectively. iNovia Growth Capital Inc. is the general partner of each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., and may be deemed to share beneficial ownership of the shares of common stock of which each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P. is the record owner. iNovia Growth Capital Inc. is the general partner of each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P. In such capacities, iNovia Growth Capital Inc. may be deemed to beneficially own the securities owned directly by iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and Inovia Growth SPV - Quebec, L.P., but disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein. The address of the principal business office of iNovia Growth Capital Inc. is 3 Place Ville-Marie, Suite, 12350, Montreal, Quebec, Canada 1H3B 0E7.
(5)    Consists of (a) 926,202 shares of common stock, and (b) 15,000,000 shares of Series A Preferred Stock held by Atreides Foundation Master Fund LP (“Atreides”), which are subject to a 9.9% beneficial ownership limitation. Atreides Foundation Fund GP, LLC (as the General Partner of Atreides) and Gavin Baker (as the investment manager for Atreides) each had shared voting power and dispositive power with regards to such shares and may be deemed to beneficially own the securities owned directly by Atreides. The business address of each of the person and entities identified in this footnote is c/o Atreides Management, LP, One International Place, Suite 4410, Boston, MA 02110.
(6)    Consists of (a) 476,321 shares of common stock, and (b) 2,000,000 shares of Series A Preferred Stock held directly by Valor Sonder Holdings, LLC, which are subject to a 9.9% beneficial ownership limitation. Valor Funds Group LLC is the general partner of Valor Management L.P., which is the managing member of Valor Equity Capital IV LLC, which is the general partner of Valor Equity Associates IV L.P., which is the general partner of limited partnerships (Valor Equity Partners IV L.P, Valor Equity Partners IV-A L.P. and Valor Equity Partners IV-B L.P.) that are the members of Valor Sonder and for which Valor Management LLC serves as investment advisor. Each of the above Valor entities, together with Antonio Gracias, by virtue of his positions with Valor Sonder and certain of the Valor entities, may be deemed to share beneficial ownership over the shares held by Valor Sonder; however, Mr. Gracias disclaims beneficial ownership of the shares held by Valor Sonder except to the extent of any pecuniary interest therein. The address for each of the persons and entities identified in this footnote is c/o Valor Equity Partners, 320 N. Sangamon St Suite 1200, Chicago, IL 60607.
(7)    Consists of (a) 461.050 shares of common stock, and (b) 277,642 shares of common stock upon exercise of certain warrant held by entities affiliated with BlackRock, Inc.. The registered holders of the referenced shares to be registered are the following funds and accounts under management by subsidiaries of BlackRock, Inc.: BlackRock ESG Capital Allocation Term Trust; BlackRock Global Allocation Fund (Aust); BlackRock Capital Allocation Term Trust; BlackRock Global Allocation Fund, Inc.; BlackRock Global Long/Short Credit Fund of BlackRock Funds IV; BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V; BlackRock Strategic Global Bond Fund, Inc.; BlackRock Global Allocation Collective Fund; Strategic Income Opportunities Bond Fund; BlackRock Total Return Bond Fund; BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.; BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.; Brighthouse Funds Trust II - BlackRock Bond Income Portfolio; BlackRock Total Return Fund of BlackRock Bond Fund, Inc.; LVIP BLACKROCK GLOBAL ALLOCATION FUND. BlackRock, Inc. is the ultimate parent holding company of such subsidiaries. On behalf of such subsidiaries, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts, such subsidiaries and such portfolio managers and/or investment committee members is 50 Hudson Yards, New York, NY 10001. Shares shown include only the securities being registered for resale and may not incorporate all shares deemed to be beneficially held by the registered holders or BlackRock, Inc..
(8)    Consists of (a) 2,570 shares of common stock held beneficially by Mr. Picard, (b) 114,331 shares of common stock subject to outstanding options which are exercisable within 60 days of April 9, 2025, and (c) 58,735 shares of common stock subject to outstanding RSUs which will vest within 60 days of April 9, 2025.
(9)    Consists of 29,167 shares of common stock subject to outstanding options which are exercisable within 60 days of April 9, 2025. Mr. Buoy departed the Company on February 21, 2025.
(10)    Consists of (a) 20,385 shares of common stock held beneficially by Mr. van Paasschen, and (b) 10,424 shares of common stock subject to outstanding options which are exercisable within 60 days of April 9, 2025.
(11)    Consists of 18,650 shares of common stock held beneficially by Ms. Sears.
(12)    Consists of 15,192 shares of common stock held beneficially by Ms. Frymire.
(13)    Consists of 15,032 shares of common stock held beneficially by Mr. Aggarwal.
(14)    Consists of (a) 14,657 shares of common stock held beneficially by Mr. Banker, (b) 182,266 shares of common stock subject to outstanding options which are exercisable within 60 days of April 9, 2025, and (c) 100,000 shares of Series A Preferred Stock.
(15)    Consists of 8,874 shares of common stock held beneficially by Mr. Turner.

.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
Vanessa Barmack
Secretary
[DATE], 2025

APPENDIX A
FORM OF COMMON STOCK PURCHASE WARRANT

NEITHER THE ISSUANCE AND SALE OF THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE FOR OR CONVERTIBLE INTO HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2 OF THIS WARRANT.

COMMON STOCK PURCHASE WARRANT

SONDER HOLDINGS INC.
Warrant Shares: [•]            Expiration Date: April 11, 2030

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [•] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date the date the Company obtains Stockholder Approval (as defined below) (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on April 11, 2030 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Sonder Holdings Inc, a Delaware corporation (the “Company”), up to [•] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1.    Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
“Board of Directors” means the board of directors of the Company.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be
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deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Market Price” means, with respect to any security, as of a particular date (the “Valuation Date”), the following: (i) if such security is then quoted on The NASDAQ Global Select Market (the “NASDAQGSM”), The New York Stock Exchange (“NYSE”), The NASDAQ Global Market (the “NASDAQGM”), Pink OTC Markets (the “OTC”) or any similar exchange, quotation system or association (each, a “Trading Market”), the arithmetic average of the daily volume weighted average prices, as reported by Bloomberg Financial L.P. (or a comparable service if unavailable), of one share of such security on the principal Trading Market for the period of five trading days consisting of the trading day immediately prior to the Valuation Date and the four trading days immediately prior to such date or (ii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company.
“NPA” means that certain Note and Warrant Purchase Agreement, dated as of December 10, 2021, by and among the Company and the other persons party thereto, as amended.
“NPA Amendment” means that certain limited waiver, consent and amendment agreement dated on or about the date hereof that, among other things, provides for modification of the notes issued pursuant to the NPA, in exchange for the Company issuing this Warrant, among others.
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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Stockholder Approval” means the requisite stockholder approval under Section 5635 of The Nasdaq Stock Market LLC’s Listed Company Manual and the requisite stockholder approval to increase the number of authorized shares of Common Stock, each as contemplated under the Securities Purchase Agreement, each dated on or about the date hereof and between the Company and the purchaser party thereto.
“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.
“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 150 Royall Street, Canton, MA 02021, and any successor transfer agent of the Company.
Section 2.    Exercise.
a)Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within two Business Days following the date of exercise as aforesaid, the Holder will deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise, at its option, (i) by wire transfer of immediately available funds or (ii) by cashless exercise as set forth in Section 2(c); provided, however, in the event that the Holder has not delivered such aggregate Exercise Price within two Business Days following the date of such exercise as aforesaid, the Company will not be obligated to deliver such Warrant Shares hereunder until such payment is made. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares purchasable hereunder and the Warrant has been exercised in full, at which time, the Holder shall surrender this Warrant to the Company for cancellation within three (3) trading days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares purchasable hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder by the number of Warrant Shares equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any
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objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.
b)Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).
c)Cashless Exercise. In lieu of paying the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer of immediately available funds pursuant to Section 2(a), the Holder may elect to exercise the purchase rights represented by this Warrant by authorizing the Company to withhold and not issue to the Holder, in payment of the Exercise Price thereof, a number of such Warrant Shares equal to the quotient of (i) the product of (A) number of Warrant Shares for which the Warrant is being exercised, multiplied by (B) the Exercise Price, divided by (ii) the Market Price on the Exercise Date (and such withheld Warrant Shares will no longer be issuable under the Warrant, and the Holder will not have any rights or be entitled to any payment with respect to such withheld Warrant Shares).
d)Mechanics of Exercise.
i.Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by book-entry of the Warrant Shares, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares set forth in the Notice of Exercise to the address specified by the Holder in such Notice of Exercise promptly, in no event later than two Business Days after delivery of the applicable Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within two Business Days following delivery of the Notice of Exercise. The Company agrees to
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maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable.
ii.Delivery of New Warrant Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
e)Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise all or any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of the Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant
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is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder (which may be via e-mail), the Company shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. If this Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, the Company shall owe no alternate consideration to the Holder.
f)Registration Rights. The Company agrees that as soon as practicable, but in no event later than thirty (30) calendar days after the Company has filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, it shall use its commercially reasonable efforts to file with the Commission a registration statement for the registration, under the Securities Act of the shares of Common Stock issuable upon
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exercise of this Warrant, which may include registering such shares in the registration statement to be filed with the Commission by the Company to register shares of Common Stock acquired pursuant to transactions exempt from registration under the Securities Act. The Company shall use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of this Warrant in accordance with the provisions of this Agreement.
Section 3.    Certain Adjustments.
a)Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant remains unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
b)Dividends. If the Company, at any time while the Warrant is outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the shares of Common Stock on account of such shares of Common Stock (or other shares of the Company’s capital stock into which the Warrant is convertible), other than (a) as described in Section 3(a) above or (b) in connection with any distribution of its assets upon its liquidation (any such non-excluded event being referred to herein as an “Extraordinary Dividend”), then each Holder shall have the right to receive, upon exercise of the Warrant, the same amount and kind of cash, securities or other assets as it would have been entitled to receive upon the occurrence of such Extraordinary Dividend if it had been, immediately prior to such Extraordinary Dividend, the holder of the number of share of Common Stock then issuable upon exercise in full of this Warrant.
c)Fundamental Transaction. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Section 3(a) or
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Section 3(b) hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Holder would have received if the Holder had exercised this Warrant immediately prior to such event (the “Alternative Issuance”); provided, however, that (i) if the holders of the shares of Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which the Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the shares of Common Stock in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the shares of Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor rule)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act (or any successor rule)) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act (or any successor rule)) more than 50% of the outstanding shares of Common Stock, the Holder shall be entitled to receive as the Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if the Holder had exercised this Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the shares of Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3; provided, further, that if less than 70% of the consideration receivable by the holders of the shares of Common Stock in the applicable event is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Exercise Price
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shall be reduced by an amount (in dollars) equal to the difference of (i) the Exercise Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of the Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg. For purposes of calculating such amount, (1) the price of each share of Common Stock shall be the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event, (2) the assumed volatility shall be the ninety (90) day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (3) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of the Warrant. “Per Share Consideration” means (i) if the consideration paid to holders of the shares of Common Stock consists exclusively of cash, the amount of such cash per share of Common Stock, and (ii) in all other cases, the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event. The provisions of this Section 3(c) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Exercise Price be reduced to less than the par value per share issuable upon exercise of the Warrant.
d)Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
e)Adjustment to Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
f)Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such
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adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion. For the avoidance of doubt, any expenses incurred in connection with this subsection 3(f) shall be borne solely by the Company.
Section 4.    Transfer of Warrant.
a)Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer; provided, however, that in the event that this Warrant surrendered for transfer bears a restrictive legend, the Company shall not cancel this Warrant and issue new Warrants in exchange therefor until the Company, based on the advice of counsel, determines that such transfer may be made in compliance with applicable laws. Unless otherwise determined by the Company, based on the advice of counsel, such new Warrants shall bear the same restrictive legends as were on the surrendered Warrants. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) trading days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. No service charge shall be made for any exchange or registration of transfer of Warrants.
b)New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c)Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name
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of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
Section 5.    Miscellaneous.
a)No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2, except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(a) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.
b)Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c)Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
d)Authorized Shares.
The Company covenants that, during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in
    11

accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by
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mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit, or proceeding to enforce any provision of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
f)Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
g)Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.
h)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 447 Sutter St., Suite 405 #542, San Francisco, California, Attention: Vanessa Barmack, Email: vanessa.barmack@sonder.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next trading day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a trading day or later than 5:30 p.m. (New York City time) on any trading day, (iii) the second trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.
i)Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and
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no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any share of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j)Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k)Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
l)Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Holder or the beneficial owner of this Warrant, on the other hand.
m)Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n)Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)
    14

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SONDER HOLDINGS INC.
By:__________________________________________ Name: Title:

    15

EXHIBIT A
NOTICE OF EXERCISE

TO:    SONDER HOLDINGS INC.

(1)The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2)Payment shall take the form of (check applicable box):
[ ] in lawful money of the United States; or
[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).
(3)Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:
            _______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

            _______________________________

            _______________________________

            _______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
Phone Number: Email Address:	(Please Print) ______________________________________ ______________________________________
Dated: _______________ __, ______
Holder’s Signature:
Holder’s Address:

APPENDIX B
FORM OF CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SONDER HOLDINGS INC.
Sonder Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify that:
1. The name of the Company is Sonder Holdings Inc.
2. This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Company’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a Certificate of Amendment of Amended and Restated Certificate of Incorporation filed with the Secretary of State on December 23, 2024.
3. The first paragraph of Article IV of the Certificate of Incorporation is hereby amended to read in its entirety as set forth below:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 462,921,255 shares, consisting of (a) 212,921,255 shares of General Common Stock (the “General Common Stock”), including (i) 210,921,255 shares of Common Stock (the “Common Stock”), and (ii) 2,000,000 shares of Special Voting Common Stock (the “Special Voting Common Stock”), and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
4. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
5. All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of         , 2025.

SONDER HOLDINGS INC.
By:

A-1

PRELIMINARY PROXY MATERIAL - SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOND2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75080-Z90249

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONDER HOLDINGS INC.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR the Nasdaq Proposal, the Share Increase Amendment Proposal and the Adjournment Proposal.** If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as Joint tenants, all parties in the joint tenancy must sign. If a signer or corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V75081-Z90249

SONDER HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
JUNE 6, 2025

The stockholder(s) hereby appoint(s) Francis Davidson and Michael Hughes, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common/Special Voting Common Stock of Sonder Holdings Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 p.m., Pacific Time on June 6, 2025, virtually by visiting www.virtualshareholdermeeting.com/SOND2025SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NASDAQ PROPOSAL, THE SHARE INCREASE AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL. The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE